UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN FOCUSED LARGE CAP VALUE FUND

(FORMERLY CHAMPLAIN ALL CAP FUND)

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

07.31.16

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

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Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2016

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year*	Annualized	Cumulative**
CIPSX	22.60%	6.68%	8.43%	11.36%	10.19%	9.85%	199.34%
Russell 2000	18.76%	0.00%	6.74%	10.43%	7.17%	7.21%	125.20%
CIPMX	19.95%	8.22%	10.82%	12.28%	N/A	10.58%	125.38%
Russell Mid Cap	18.05%	4.37%	10.37%	12.73%	N/A	9.72%	111.67%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

The rolling 3-year relative returns for both of your funds fell within the expected range based on historical data points. Nonetheless, we hope to improve upon these relative returns going forward as we continue to study and learn from our mistakes and add carefully vetted resources to our research effort. The weighted average portfolio characteristics of each fund’s holdings indicate that your funds are invested in companies with better growth of revenue and book value on a per share basis, as well as higher historical profitability and higher business returns than the companies in their respective Russell benchmarks – as measured by Gross Profitability and other business return metrics. Both funds also hold shares in companies that are more fundamentally stable or reliable, as well as less burdened by debt than the companies in their respective Russell benchmarks. Importantly, holdings trade at a lower valuation (using the latest one year weighted harmonic average p/e ratio which includes any non-earners) than their respective Russell benchmarks. However, our current estimate of the weighted average discount to Fair Value for the holdings of each fund suggests limited near-term upside at this time. We should point out though that our valuation methodology continues to use a “normalized” risk-free rate as we

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do not believe the era of low inflation and Zero Interest Rate Policy (ZIRP) is a permanent condition. If the yield on 10-year U.S. Treasury Bonds stays where it is for a few more years or goes negative, hindsight may then suggest our valuation modeling was overly conservative.

We are intrigued by the growing popularity of ETFs and passive strategies. When peak adoption of these passive strategies is reached, a period of strong relative performance for many active small cap and midcap investment managers will likely begin. At the same time, a declining institutional appetite for hedge fund strategies may eliminate some of the short-term or near-sighted capital that often creates the stock volatility we like to exploit for the benefit of our shareholders.

We remain vigilant in identifying our mistakes and the holdings with the weakest fundamentals and have used the stock market’s rebound from the February lows to pare back if not eliminate these situations. We want to concentrate your capital (and ours) in the strongest and best positioned companies. Indeed, it is in this spirit that we have modified slightly our guidelines for both funds so we will be able to be somewhat more focused on high conviction holdings while remaining well diversified at the portfolio level.

Technology

In our letter from a year ago, we discussed how software valuations had become extended and we were taking profits and reducing weight. Since then, the mean reversion pullback that began in January of this year exhibited some panic-like selling momentum in February, and provided us with an opportunity to add meaningfully to several holdings as well as to start new positions in Envestnet for the Small Company Fund as well as Palo Alto Networks and Blackbaud for the Mid Cap Fund. Recently, private equity stepped in to purchase former Mid Cap Fund holding SolarWinds (which closed in February), and Small Company Fund holding Qlik Technologies at a price about 70% above its February’s low. Meanwhile, Verizon bid for Small Company Fund holding Fleetmatics at a price about 70% above its February low and at a level where we had been selling aggressively last fall. Accordingly, the relative performance for both funds’ technology holdings has snapped back sharply since the February lows for much of the software industry.

We will not be surprised to see further acquisitions in the software industry as the large cap technology incumbents find their client server architected software franchises increasingly vulnerable to cloud-based competition. Indeed, we find it comforting to know that there is enough cash on large cap technology balance sheets alone (ex-Apple) to purchase over 300% of the Russell 2000 software industry or over 100% of the Russell Midcap software industry. Also, as noted above with SolarWinds and Qlik, we expect private equity will

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continue to exploit many institutional investors’ short-term time horizon by taking software companies private so they can transition to full or partial cloud-based offerings without the quarterly scrutiny that accompanies being a publicly traded company. Once these transitions are substantially complete, and the earnings power of these companies becomes more obvious, we expect to see them become publicly traded again at valuations greater than that at which they went private.

Industrials and Materials

Since our last letter, we eliminated Actuant from the Mid Cap Fund and allocated most of that capital to an increased weight for IDEX Corporation. While we continue to view Actuant as a worthy holding for the Small Company Fund, the company clearly stood out as the weakest link in our Midcap industrial holdings. The timing of our IDEX for Actuant swap for the Mid Cap Fund allowed us to pick up a much better business with proven management without a meaningful give up on the estimated discount to Fair Value. We also took profits in Fastenal while bulking up the weight in W.W. Grainger, and added meaningfully to the Westinghouse Air Brake Technologies (WABTEC) position. In the Small Company Fund, we eliminated Esterline Technologies as well as meaningfully trimmed Woodward and RBC Bearings as the 2017 increased build rate for aircraft approached and produced much improved valuations for these aerospace suppliers. We viewed Esterline Technologies as one of our Small Company Fund’s weaker industrial holdings and were concerned about the company’s ability to respond to the increased build rate having stressed their factories and personnel during the past year with aggressive cost cutting efforts. Although the top line has yet to rebound, margins at Brady Corporation have rebounded sharply as the relatively new productivity focused CEO and his team brought about much improved execution in the factories. However, a commensurate increase in the company’s valuation warranted our reducing the Brady position size meaningfully. We appreciate the less cyclical nature of the food processing and restaurant equipment industry as well as its very low working capital requirements due to the substantial deposits typically required on new equipment orders. Accordingly, we continued to build the position in John Bean Technologies carefully on pullbacks, and a new position in Manitowoc Foodservice was started. We expect both companies to continue to consolidate small independent companies to expand their product offering or add services and provide an increasingly more compelling value proposition to key food or restaurant industry customers. We also have exposure to food service equipment through segments of both Small Company Fund holding Standex and Mid Cap Fund holding Dover Corp.

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Energy

We eliminated Frank’s International from the Mid Cap Fund around $16 per share and put most of that capital into Dover Corporation which is much more exposed to onshore and shale-oil activity. We expect onshore and shale oil drilling activity will need to increase dramatically to balance the oil market over the next few years. Unless we experience a major long-term supply interruption; we do not expect offshore activity, which would benefit Frank’s disproportionately more, to pick up meaningfully anytime soon. Given the high returns and proprietary nature of Frank’s products and services and its strong performance relative to most other energy service companies during our holding period, we are reluctant to call this investment a mistake. However, we recognize that, on an absolute return basis, the fund’s shareholders lost money with this holding.

Consumer

Professional journal and text book publisher John Wiley & Sons and TreeHouse Foods, a leading producer of store branded food products, were strong contributors for both funds over the past six months. John Wiley continues to move its content away from printed journals and textbooks toward digital formats and invest in its software offerings, trends that we expect will help margins and returns improve meaningfully in the years ahead. TreeHouse continues to help grocers improve their bottom line by providing high quality private label food products that typically provide grocers with better margins than they earn selling the leading brands. Their acquisition of ConAgra’s store brand business strengthened their competitive position and value proposition immensely.

Our bias for food, beverage, personal care, and household product related consumer businesses is becoming harder to express because the growing popularity of low volatility and high dividend yield strategies has pushed the absolute and relative valuations of many staples companies to historically high levels. Indeed since our last letter, we eliminated Lancaster Colony, one of our favorite long-term holdings from the Small Company Fund and McCormick & Company, one of our favorite businesses, from the Mid Cap Fund. Not surprisingly, our valuation discipline has the relative weight in staples for both funds near the low end of their historical ranges. Also, our analysis indicates the better risk/reward profiles are found with the less iconic food companies such as Flowers Foods, Snyder’s-Lance, and TreeHouse.

In the Mid Cap Fund, the remaining small position in Panera Bread Company also was eliminated for valuation reasons, and we continued to reduce exposure to CST Brands and Cabela’s as rising investor expectations for strategic restructurings or sales were increasingly reflected in the valuations of both companies. (In August of this year, CST

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agreed to be acquired by a Canadian convenience store chain at $48.53 per share, a modest premium to our recent sales). We also added to Sally Beauty and Advanced Auto Parts. It was encouraging to see the CEO of Frito-Lay leave Pepsico to take the helm at Advanced Auto Parts.

In the Small Company Fund, Fresh Market was taken private by the Chairman and a private equity firm. While the going private valuation was below our cost basis, it was at a substantial premium to the ~ $18 low and to where we added to the position last summer. This is one of the rare instances for us where the going private valuation did not jibe with our analysis. We suspect competing bids were hard to find given insiders, who were part of the group taking the company private, already owned 13% of the shares. We will not be surprised to see this come back as a public company once the low hanging fruit on developing some customer loyalty is picked. Elizabeth Arden agreed to be acquired by Revlon ending a very unfortunate saga that was a glaring exception to the general idea that cosmetics and personal care companies are good businesses. No question that our decision to purchase Elizabeth Arden belongs on our “Wall of Shame.” We already had been selling shares prior to Revlon’s bid and exited the position on the news of the bid. We used a meaningful pullback to initiate a small position in J&J Snack Foods Corp. J&J Snack Foods produces ICEE and Slush Puppie frozen drinks, soft pretzels, churros, and other favorites for movie theaters and other entertainment venues. The company is 44 years old and is nicely profitable even though its factories are underutilized.

Financials

Investors’ reaction to the Federal Reserve’s interest rate policy has had a meaningful impact on the relative performance of both funds financial holdings over the past several years. Recently, the combined impact of not owning REITs and Utilities (a process exclusion) has made it appear that your two funds have more muted downside protection than they have historically exhibited. Our analysis indicates that, if the impact from REITS and Utilities were excluded from both the funds and the benchmarks, the downside capture ratios for both funds during the most recent stock market decline (6/23/2015 – 2/12/2016) were not substantially different than some previous episodes of market weakness. We have not changed our spots.

We remain comfortable not owning REITs. If a sustained period of negative interest rates lies ahead, we would rather own our well-capitalized banks and insurers with moderate payout ratios than the high payout ratio REITs as the economic conditions that are likely to facilitate negative interest rates are unlikely to support the current distributions from REITs. If interest rates do begin to increase – because either bond market vigilantes react to strong

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economic data and inflationary signals or policy makers decide to stop punishing savers – we believe the funds’ bank and insurance holdings will benefit from such increases. We also would expect REIT valuations to suffer both from investor flight out of these over-owned and over-valued yield plays, and also because the cost of funds for many REITs is likely to increase faster than rents. Importantly, your funds’ bank and insurance holdings do not require higher interest rates to continue to grow and prosper.

Investors’ fears that low oil prices created an unacceptable level of risk for Texas based banks has abated with the price of oil moving higher, and your funds experienced a healthy rebound in price for the shares of their Texas banks – Prosperity Bancshares in both funds, Cullen/Frost in the Mid Cap Fund, and First Financial Bankshares in the Small Company Fund. Investors also reacted quite favorably to the CEO’s comments about cutting costs at the recent UMB Financial Analyst Day, and we continued to moderate the position as its shares moved up nearly 50% off the February low and substantially reduced the margin of safety or discount to our estimate of Fair Value. We continued to add incrementally to a few of the smaller community bank positions in the Small Company Fund while eliminating the position in NBT Bancorp. These actions reflect our effort to have more capital invested in our favorite banks. Meetings this quarter with several bank management teams leave us comfortable with the idea that FinTech will not soon obsolete our Commercial and Industrial (C&I) focused bankers who make loans and provide wealth management primarily to the owners of closely held businesses. Our banks’ lenders often serve as outsourced CFOs and the banks are not overly exposed to Commercial Real Estate (CRE) loans and have little if any exposure to speculative CRE development. Our focus remains on banks with a highly homogenized culture (e.g. few if any large acquisitions), exceptionally strong capital positions, high customer approval ratings, lengthy history of operations, and sincere and credible management teams.

Both funds’ largest insurance holdings (Allied World Assurance and Endurance Specialty) have used the aggressive pricing for reinsurance to lower their Probable Maximum Losses (PMLs) by roughly 50% in the past year or so. We are encouraged to see both companies pare their exposure to hedge funds.

Health Care

Since our last letter, both funds have outperformed in the health care sector despite strong returns from biotechnology stocks. Cepheid, a long-term holding and provider of disruptive molecular-based diagnostic testing equipment and consumables outperformed the small cap biotechs and nearly kept pace with the midcap biotechs as results have started to reflect improved execution. Solid clinical data, improved sales and earnings, and a substantial

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rebound of the shares for Cardiovascular Systems substantially benefited the Small Company Fund. Strong returns for and the large weight in Integra LifeSciences (a new holding for the Mid Cap Fund) also contributed meaningfully. Abbott’s proposed acquisition of St. Jude Medical and strong share price gains for Cooper Companies made them the largest health care contributors in the Mid Cap Fund since our last letter.

We have already trimmed the St. Jude position and redeployed that capital into more weight for DENTSPLY SIRONA (a new holding that resulted from DENTSPLY’s acquisition of Mid Cap Fund holding Sirona Dental Systems which closed in March), STERIS, Cooper Companies, and Cepheid. We also started new positions for the Mid Cap Fund in several of the Small Company Fund health care holdings that we believe to be future leadership in the midcap health care sector. Indeed, spine solutions provider device maker NuVasive, wound care products and device maker Integra LifeSciences, and pharmaceutical clinical trial software provider Medidata Solutions also are very meaningful positions in the Small Company Fund. In the Small Company Fund, we eliminated Owens & Minor and began to pare weight in Halyard Health and Phibro Animal Health as we seek to concentrate more capital into our highest conviction holdings as well as remain within our sector weight guideline.

Final Thoughts

Darren Hardy’s bestseller, The Compound Effect, might be a nice gift for those newly graduated high school and college students who don’t already appreciate the power of compound interest – Einstein’s eighth wonder of the world. The best part of Darren’s book is how it illuminates the powerful long-term effect good and bad habits can have on physical and mental health – as well as relationships. Indeed, the author’s insight into the compound effect of certain habits has helped us to appreciate better why some companies could create – a very difficult to quantify, but still significant – competitive advantage over other companies through a sustained focus on incremental improvement, talent acquisition, and a healthy corporate culture. This insight argues for reluctance to trade out of a company with an obvious culture of excellence and history of strong execution for a business that lacks such a culture or track record but presents a modestly better apparent valuation. Please do not read that valuation does not matter to us. We will continue to exit positions in great companies if that company’s shares trade at an obvious premium to our estimate of Fair or Intrinsic Value.

We offer no bold or proprietary predictions about the Federal Reserve’s future interest rate policy, the upcoming U.S. elections, or the impact the Brexit referendum will have on global economies. Some investors view Britain’s decision as repudiation of an unsustainable

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economic union (or the first big redemption on a Ponzi scheme) and therefore see it as a catalyst for the Eurozone’s disintegration. Others think it could galvanize European leaders into making tough decisions that reform budgeting, pensions and work rules, and other major economic policies leading to a stronger Union. Some also expect formerly complacent politicians, including some in our Congress, to become more fearful and get serious about addressing job creation and income inequality with fiscal policy. Some form of Jubilee for student loan debts also may begin to gain traction as we hear a lot more “chatter” about how these loans act like a millstone around too many consumers’ necks. A lengthy period of uncertainty around Britain’s exit strategy also may create some economic headwinds, particularly for the U.K., as business decisions get delayed. While sovereign yields may stay lower for longer, that is no guarantee that credit spreads cannot widen out if important developed economies stumble.

We have not made any material changes in this strategy’s posture because of the uncertainties surrounding the Fed’s interest rate policies, the upcoming U.S. election, or how the British people voted. Our investment process is not macro driven. (Nor does it try to exploit fleeting inefficiencies or factors that hindsight might identify.) Instead, our bottom up stock selection process is designed to own well-managed “all-weather” companies that are far less macro dependent than the average company. We don’t have exposure to companies that need “lower for longer” interest rates, government subsidies, or other artificial and unsustainable support to prosper and grow. We purposefully exclude those industries that are capital intensive as well as businesses that are highly dependent on the capital markets (either to finance the businesses themselves or their customers). While a strong Dollar can be a short-term head wind for some of our holdings; our industrial, medical technology, and software companies can and will adapt to renewed currency headwinds. We have always endeavored to manage our clients’ assets in these funds prudently, as though the stock market is always “skating on thin ice.” That will not change. We expect the complex, politically charged, and increasingly brittle global economic system to present us with more surprises and bouts of volatility, especially since overall equity valuations suggest that we may have little margin for safety at this time.

We remain humbled by and grateful for the privilege to manage a portion of your wealth. Importantly, we also want to acknowledge the vast majority of executives and board members at your funds’ holdings who do a terrific job of allocating capital and building

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shareholder wealth. As we seek to manage your funds’ exposure to business model and valuation risk, we will do our best not to undermine their hard work.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND SHAREHOLDERS’ LETTER

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Dear Fellow Shareholders,

For the fiscal year ended July 31, 2016, Champlain’s Focused Large Cap Value Fund (FLCV) strategy returned 3.21% gross of fees, underperforming the 5.30% return for the Russell 1000 Value index. The Fund’s net return was 2.12%.

Effective November 30, 2015, the Champlain All Cap Fund changed its name to the Champlain Focused Large Cap Value Fund. The Fund changed the benchmark to the Russell 1000 Value Index in November of 2015. Champlain did not significantly change the general investment policy or approach of the Fund. We believe that the name change better reflects the actual holdings of the Fund and this market capitalization range is where management can add the most value. Since the inception of the Fund, typically greater than 80% of the portfolio has been invested in companies with market capitalizations exceeding $10 billion.

Performance for the periods ending July 31, 2016

			Since Fund’s Inception†
	6 months	1-year	Annualized	Cumulative*
CIPYX	12.88%	2.12%	4.02%	10.71%
Russell 1000 Value Index	15.34%	5.38%	7.09%	19.35%

†	Champlain Focused Large Cap Value Fund inception date: 12/31/13
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

In a stock market environment in which elevating equity valuations are increasingly divorced from weakening economic and business fundamentals, the portfolio’s defensive positioning reflects our concerns over the sustainability of this unbalanced market dynamic.

Stock prices have continued to percolate higher despite aggregate equity earnings (as measured by the Standard & Poor’s 500 Index) dropping year-over-year for five straight quarters. This combination of lower earnings and increasing stock prices puts the stock market at one of the highest historical P/E ratios ever. Significantly, this condition exists after seven years of historic corporate profit margin expansion and late in the current economic cycle. Other measures of elevated valuations confirm the rarefied altitude at which stocks are currently trading. The S&P 500 price to cash flow ratio is at the second

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highest level in history, eclipsed only by the technology bubble influenced markets of 1999-2000. The median price to sales ratio on the S&P 500 (as well as across the entire stock market) has never been higher. Central bank zero-interest rate policy (ZIRP) has fueled a move to ever greater risk-taking as investors have bid up all types of assets in the quest for yields and investment returns. Cash, short maturity CDs and fixed income essentially yield nothing. At this point, over $10 trillion of government bonds issued in developed countries are trading at negative yields. Investors are either moving out on the fixed income risk spectrum or into the stock market in a seemingly manic search for returns. It is crucial to understand that this process has been going on for a long time, with ever more pockets of investments now largely exhausted of future return potential. As a result, risk in markets is especially elevated and we are progressively more cautious in our stock market outlook.

The seemingly wholesale suspension of valuation standards in the current price of securities has never been experienced to this degree across all U.S. assets. It is largely based on the worldwide ZIRP policies forcing investors into higher risk postures. The U.S. is viewed as “the best house in a bad neighborhood.” While mathematically the attraction of stocks and bonds increases as the risk free discount rate moves lower, investors are implicitly (or even worse, explicitly) making a major assumption that rates will stay low for a long time if they solely employ this often-voiced justification to own stocks. In addition, the potential for an economic recession or financial accident/crisis seems not to be incorporated in investors’ valuation calculus at current price levels. It appears evident, by investors’ valuation-insensitive actions, that faith in the power of central banking authorities to “protect” financial markets from adverse outcomes is deeply ingrained after years of reinforcement. Longer-term reading and understanding of financial history provides ample evidence that central bankers are all too human, and prone to errors with unintended and difficult outcomes. We suspect that the period ahead will test investor resolve on the infallibility of monetary policy among those who harbor that view. Because markets are trading most actively and sharply based on Federal Reserve and other central banks’ monetary postures and pronouncements, rather than on economic and business fundamentals (which are showing signs of decaying given we are late in the current economic cycle), one might expect stock market volatility to intensify in the future should views change on the direction or efficacy of monetary policies.

Consumer

The consumer sector has been the largest relative outperformer in the fund over the past year. We continued to be underweighted in consumer discretionary stocks (with zero weight as of fiscal year end) due to deteriorating consumer fundamentals, even as their high stock market valuations reflect a rebound in consumer spending which we see no evidence of

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materializing. Consumer discretionary was the worst performing sector in the market during the year as a growing number of companies experienced earnings shortfalls due to weakening consumer spending trends and intensifying price competition.

Conversely, we continue to be over weighted in more defensible consumer staples companies with strong brands and exceptional global market share franchises. These types of companies have performed well in the market this year as investors have favored consistent growth stable business models with above-average and growing dividend yields. As the stocks reached our assessment of fair value, we parted ways with our holdings in Coca-Cola and Philip Morris International. CVS Health was initiated during the year and we built the position to now the sixth largest holding in FLCV. We believe CVS has a stable path to consistent earnings growth as the largest and broadest retail pharmacy chain in the U.S. With the need for quality health care growing due to an aging domestic population, pharmacies are likely to provide a growing array of basic health care services and patient consultations in the future (as is the practice in European countries). CVS is well positioned to benefit from the trend as it develops. We also started a new position in Nestle to which we expect to add over time should the discount to its fair value widen, and materially scaled up the holding in Wal-Mart when the discount to fair value again widened.

Energy

Oil prices recovered meaningfully from the lows reached in February 2016. As a result, energy stocks moved higher over the past six months – leading to flat yearly performance. Fund holdings also rebounded in value, but not as strongly as more leveraged energy companies which had seen greater stock price losses in the downturn. Our relative returns in the sector underperformed over the year. With the stock price rebound, we chose to reposition the energy portfolio by decreasing the sector exposure as well as changing our holdings. We sold BP plc and the small positions in Devon Energy and Hess, as well as National Oilwell Varco. In their place we initiated a new position in Phillips 66, one of the largest oil refining and marketing companies in the U.S. This represents an upgrade in the quality and stability of the energy holdings and at a more attractive valuation level. We also continue to add to uranium producer Cameco as the share price languishes, despite a looming demand surge from new nuclear power plants builds nearing completion and coming on stream in Asia over the next few years. The overall energy outlook is mixed presently after this year’s oil price rebound. While the previous historic oil price collapse caused oil supply growth to moderate even as demand continues to grow, the signs of potential recession in the U.S. are mounting. We have become more concerned that slowing economic conditions worldwide will present continuing headwinds to further energy price recovery.

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Financials

Financial holdings modestly underperformed year-to-date and outperformed over the fiscal year period. Historically low interest rates pose challenges to bank and insurer earnings prospects. Central banks have frantically tried to stimulate economic growth by forcing rates lower. However, spread businesses (banks) and companies that count on investment income to fund their operations (banks, insurers, et al) are seeing decaying earnings opportunities. We are witnessing an extreme version of this phenomenon in Japan and Europe where negative interest rates are now prevalent and many financial companies are under intensifying duress due to an inability to earn a profitable return on their operations. One suspects that the unintended consequences of this extreme monetary “experiment” have yet to be seen. What it implies to us is that only the strongest financial companies are worthy investments.

During the year we made a number of changes in financial holdings to improve the quality in the sector. We sold Bank of New York Mellon as the stock appreciated toward fair value and M&T Bank due to concerns over fundamental growth prospects. With proceeds from the sale of the two banks, we doubled the stake in U.S. Bancorp and reinitiated a position in Wells Fargo. Within the insurance industry, we moved on from the position in Willis Group after the announced merger with Towers Watson. In its place, we increase exposure in Berkshire Hathaway and American International Group; and purchased a new position in Switzerland-based Chubb Limited – which merged with Ace limited last year to create a formidable worldwide property and casualty franchise.

Health Care

Health care provided consistent relative outperformance over both the six months and year period. The acquisition of St. Jude Medical by Abbott Laboratories (a former holding) was the most meaningful contributor. We believe this business combination makes strategic sense and values St. Jude appropriately with the control premium implied in the buyout price. Buyout target Baxalta, Johnson & Johnson and the newly initiated holding Amgen all were notable positive contributors. On the negative side, pharmacy benefits manager Express Scripts and French drug company Sanofi were the largest detractors. We increased Express Scripts exposure since the company continues to post solid fundamental performance, while we eliminated Sanofi due to concerns about diminished earnings prospects and management turnover issues.

We initiated a position in over-the-counter/generic drug manufacturer Perrigo. The company rebuffed a buyout offer at much higher prices in 2015 from Mylan, and recent concerns about industry prospects and operational issues at a recently purchased European subsidiary

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND SHAREHOLDERS’ LETTER

(Unaudited)

have weighed on Perrigo. We believe many of these issues are already reflected in the current stock price and that Perrigo’s leading position in manufacturing cheaper over-the-counter versions of popular drugs will be a positive driver of growth in the future. We added to two large and relatively mature biotechnology companies to the portfolio: Amgen and Gilead Sciences. Both of these businesses are performing well and each company continues to shrink its share base at attractive prices with abundant free cash flow. Since growth prospects have slowed for both from previously high levels, growth investors have flocked out of the shares and patient value investors have transitioned as shareholders. The valuations are very attractive both on an absolute basis, and relative to an overall expensive stock market. The stocks were purchased at healthy discounts to conservative fair values. Finally, we repurchased former holding Teva Pharmaceuticals in the fund when share price weakness in this international generic drug manufacturing leader presented an opportunity. We deleted Johnson & Johnson as the shares achieved fair value, and disposed of Roche Holding in favor of repositioning the capital in companies with a more positive business outlook.

Industrials & Materials

The materials sector has been a notable underperformer due solely to the position in Potash Corp. of Saskatchewan. While we have highlighted the exceptional fertilizer reserve profile and low-cost producer status of the company, the fact remains that potash prices worldwide are historically low due to pricing pressure from Russian producers dumping product on the market, as well as abundant crop yields internationally resulting in low grain prices. The supply/demand environment has yet to firm and turn positive. Given the strong market position of Potash Corp., we believe there is meaningful earnings power ahead for the company as the market for potash fertilizer normalizes in the future. Newly initiated Monsanto, a leading agricultural product provider, received a provisional buyout proposal from Bayer AG sending the shares higher. While the companies continue to have discussions, and indications of merger interest are rumored from other companies, nothing has been announced to date. The episode highlights Monsanto’s long term business appeal and current undervaluation.

After selling General Electric (fair value) and Deere (fundamentals eroding) during the year, we hold no position in the industrials sector. Most indicators of industrial activity continue to show erosion after seven years of economic expansion. Despite this backdrop, many industrial company shares have performed well this year in anticipation of industrial recovery. Should improving manufacturing activity fail to materialize, the potential exists for a meaningful repricing lower from currently elevated valuations across the sector.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND SHAREHOLDERS’ LETTER

(Unaudited)

Technology

Technology continues to be a challenge in the value realm since all the capital appreciation excitement in recent years resides in the fast growing, exceptionally high price/earnings multiple growth arena. Our holdings were relative outperformers for the past six months, but underperformed for the year. IBM, Oracle and QUALCOMM have all rebounded both business-wise and in share price helping the relative recovery in the sector. We have been patient in maintaining our holdings over the year due to their solid undervaluation coupled with, in our opinion, underappreciated business progress. The position in digital transaction payments company Paypal was increased during the year, while its spin-off eBay was sold.

Telecommunication Services

Telecomm services, along with utilities, are neck and neck as the best performing sectors in the Value index over the past year. Both can be seen as bond proxies, especially at a time when investors are thirsting for yield investments of any kind. While we do not own utilities, we outperformed over the past year as our telecomm sector was double-weighted the index with holdings in AT&T and Verizon. As we neared fiscal year end, appreciation in the stock prices led to the sale of AT&T and a trim in Verizon due to their depleted discounts to fair value.

Final Thoughts

The Federal Reserve has focused its economic stimulus efforts since the 2008 Financial Crisis on boosting asset prices, with the hope that this would “trickle down” into the real economy in the form of increased business investment, wage growth and ultimately higher economic growth. The evidence that this has not happened as planned (or hoped for) is supported by continued tepid economic data, this year’s heated presidential election debate, and building domestic societal frustration. Many bullets have been spent, and ever fewer are thus available, in the central bankers’ efforts to stimulate growth. At the same time, political will to take constructive stimulative fiscal action is lacking in the U.S. and in every other large developed economy. As a result, we find ourselves at a juncture where the economy has never been more dependent on the condition of financial markets as a prop in supporting growth. The majority of positive impact on economic growth in recent years has come from the top 20% of the population who have benefited from asset appreciation over the past seven years. The Federal Reserve’s current obsession with financial market outcomes as the main focus of monetary policy exposes this fact. With the widespread and elevated valuations of financial assets, the potential fallout of market dislocations to the real economy is increasing. This is a major reason why our investment posture is guarded and focused on minimizing risk while holding stocks with positive long term fundamental prospects and solid valuation support.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND SHAREHOLDERS’ LETTER

(Unaudited)

We thank you for entrusting the management of your assets to us as fellow shareholders.

Sincerely,

Van Harissis, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Champlain’s Emerging Markets Fund (CIPDX) strategy returned 12.64%, net of fees during the reporting period October 1, 2015 to July 31, 2016; the benchmark, the MSCI Emerging Markets Index, returned 12.50% during the same period.

Performance for the periods ending July 31, 2016

			Since Fund’s Inception†
	6 months	1-year	Annualized	Cumulative*
CIPDX	11.73%	-0.96%	-9.38%	-17.02%
MSCI Emerging Markets Index	19.52%	-0.75%	-9.10%	-16.52%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Our bias toward high-quality businesses leveraged to domestic consumption trends at the expense of commodity producers and companies overburdened by government regulation benefitted the strategy’s relative returns in the first four months of the reporting period, but negatively impacted our relative performance in the latter half of the reporting period. The largest detractor to relative performance during the latter half was our limited exposure to commodity-export-dependent economies, primarily Brazil, Russia, South Africa, and Malaysia. Despite the relative underperformance during the review period, we do not anticipate making any major changes to the portfolio.

In the latter half of the reporting period, the combination of a weaker U.S. Dollar against most commodity currencies and a stable Chinese economy lifted commodity prices, helping many export-oriented emerging market (“EM”) economies to stabilize after growth slowed notably in 2015. The global search for yield is forcing many global investors into EM’s where there appears to be a dislocation between fundamentals and momentum. In other words, in many of these markets equity prices are rising much quicker than fundamentals are improving. We do not think the current scenario will continue much longer, as fiscal and monetary stimuli are quickly losing their effectiveness at supporting economic activity in China. As growth in China is set to slow over the next few quarters, debt concerns, currency

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND SHAREHOLDERS’ LETTER
(Unaudited)

weakness, and capital outflows will likely take center stage later this year. Further, the economies of Russia, Brazil and South Africa have stabilized, but continue to face longer- term structural growth headwinds. Consequently, we expect the commodity-export-dependent EM economies to come under renewed pressure.

Our investment process focuses on finding high-quality businesses at reasonable prices in countries with supportive macroeconomic outlooks. The intent of our macroeconomic framework is to identify toxic countries where currency moves can permanently impair capital, where the broader economy acts as a headwind to our portfolio businesses, or where there are difficult-to-predict binary political outcomes. Instead, we aim to focus on countries that demonstrate consistent market-friendly government policies, lower levels of public and private debt, favorable demographics, and balanced economies with high returns on capital. Because these factors tend to be durable over time, our country views are longer-term in nature. Over shorter periods of time we may underperform, as we have during this review period, however over a full market cycle we expect to generate superior returns by staying focused on owning high-quality businesses in countries that we prefer. Currently, we have meaningful overweight positions in India, the Philippines and Mexico – three countries that we have favored for some time.

Asia

We made several changes in this region during the review period, but kept our overweight positions in India and the Philippines. In India, the credit cycle has taken longer than some expected to shake out, specifically for banks with exposure to over-indebted corporations. We used the resulting weakness as an opportunity to add to some of our favorite businesses, including HDFC Bank and Axis Bank. We also initiated a new position in HDFC Limited, the parent company of HDFC Bank, and a very strong mortgage-financing business in its own right. HDFC Limited holds a portfolio of some of the strongest financial businesses in the country, including HDFC Bank, a life insurance company, a general insurance company, and an asset manager. As HDFC Limited monetizes these stakes, we expect the business to trade closer to its intrinsic value. The recently-announced merger of HDFC Limited’s life insurance business with Max Financial Services on favorable terms further confirms this hypothesis. We also expect the mortgage finance business to benefit as home ownership and mortgage penetration increase, and HDFC Limited capitalizes upon its strong underwriting process and low-cost model to participate in the growth of the market.

We added to two of our Indian consumer staples positions, Nestle India and Britannia Industries. We were able to add to our position in Nestle India at an attractive discount to our Fair Value after its most famous brand, Maggi noodles, was removed from the market

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND SHAREHOLDERS’ LETTER
(Unaudited)

due to a labeling issue. We believe this is a short-term issue that Nestle management will quickly resolve with minimal damage to the franchise value. Britannia is a premium biscuit manufacturer that we have long fancied but valuation previously kept us sidelined. We believe Britannia has one of the strongest management teams in the consumer staples sector in all of EM. When the stock lagged earlier in the year, providing an attractive discount to our Fair Value, we added to our existing position.

We made several changes to our China positions during the review period, as well. We initiated a position in Baidu at a sizeable discount to our Fair Value after the Chinese government increased its scrutiny around Baidu’s paid advertisement business. Baidu was forced to revise near-term revenue growth downward to reflect less emphasis on paid medical advertisement and higher costs associated with complying with stricter government regulations – clearly, this is a short-term negative, but it does not alter our longer-term Fair Value estimates of the business. We also added to Techtronic Industries, the maker of Milwaukee and Ryobi branded power tools. During the period, we visited the manufacturing facility in Dongguan China, a large campus where all the company’s branded products are assembled, and were especially encouraged by management’s constant focus on research and development and product innovation. Additionally, we exited Dali Foods Group, a food and beverage company; while we continue to like the business, the valuation left little room for upside.

In Southeast Asia, we benefitted from our overweight positioning in the Philippines and Indonesia. Philippine consumer spending picked up this spring due to the presidential elections, benefitting Jollibee Foods, a quick-service restaurant operator, and D&L Industries, a food ingredient and specialty chemical company. We trimmed our Security Bank position after a strategic investment by a Japanese financial company narrowed the gap to our Fair Value estimate. We continue to like the management team and positioning locally, but took the opportunity presented by the deal to recycle some capital into positions at a greater discount to our Fair Value estimate. In Indonesia, we trimmed our position in Matahari Department Store as the valuation approached our Fair Value and left only marginal upside.

Latin America

During the period, we initiated a position in El Puerto De Liverpool, the largest department store operator in Mexico. We have met with management in Mexico City multiple times over the years, always coming away impressed with their growth strategy and execution capability. Despite our favorable view of the business, historically we could not get comfortable with the valuation. However, after hitting all-time highs in late 2015, shares

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND SHAREHOLDERS’ LETTER
(Unaudited)

have meaningfully underperformed due to margin pressure and tough same store sales comparisons; we view these as short-term in nature and took the opportunity to initiate a position at a reasonable valuation.

We also added to Gruma, the world’s dominant tortilla maker. We believe there are further avenues for margin improvement in the coming quarters that the market is not fully capturing in earnings estimates. In addition, we continue to be impressed with the inward-focus of management and their reluctance to give up pricing and compromise profit margins. We added to our position in Grupo Bimbo, the world’s largest baked goods company. After struggling for the last several years with the Sara Lee acquisition, we believe the heavy lifting has been completed and expect to see improving fundamentals over the next few years. Both Gruma and Bimbo have historically benefitted from a resilient U.S. and Mexican consumer-base.

We sold Grupo Herdez during the period after several quarters of disappointing write-downs associated with its Nutrisa acquisition. We continue to view the core Mexican business as attractive, but believe the company was too ambitious with its acquisitive growth strategy. We anticipate Herdez will experience several more quarters of write-downs as it works to right-size and integrate its frozen food operations. We trimmed Nemak given our assessment that the recent rapid growth in the global auto industry is decelerating. While Nemak is favorably positioned to benefit from longer-term automotive trends, such as increasing the use of aluminum in structural components in order to lower vehicle weights, we felt it was prudent to lower the portfolio’s overall exposure to the more cyclical global auto sector.

Ceemea

In Russia, we initiated a position in Moscow Exchange, which is currently our only position in the country. While Russia does not possess the demographic dividend of many of our favored markets and its economy has suffered due to low oil prices, we saw an opportunity to initiate a position in a well-managed business at a meaningful discount to our Fair Value estimate. Moscow Exchange is notable as it possesses its own clearinghouse and is the only domestic venue for clearing derivatives. Even in a weak domestic environment there are many growth tailwinds here including the regulatory push toward more on-exchange transactions, the currently low levels of free float among Russian companies, and an increasing desire for companies to list onshore. Moscow should benefit from all of these trends and its fixed-cost model offers significant operating leverage to increased revenues.

Elsewhere, Erste’s underlying results remained strong throughout the first half of the year, however the stock showed some weakness due to concerns about future asset quality and

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND SHAREHOLDERS’ LETTER
(Unaudited)

the overall European impact of Brexit. As the stock rallied after reporting strong results, we exited the position. We had medium-term concerns about the growth in some of Erste’s core markets, and also saw better opportunities and relative valuations elsewhere.

OTP Bank appreciated sharply due to both improvement in the country’s macro environment and a better outlook for some of their overseas subsidiaries. We exited our position in this Hungarian bank as the price reached Fair Value.

Final Thoughts

After negative EM returns in three consecutive calendar years, the first half of 2016 has been a welcome respite from market turmoil and volatility. EM valuations became quite attractive towards the end of 2015 and, as commodity prices stabilized, the path of least resistance for emerging markets was higher. However, we continue to tread cautiously given the unresolved banking situation in China and structural challenges faced by Brazil, Russia and South Africa.

The portfolio aims to mitigate large losses and as such we continue to underweight China and its commodity-related trading partners, even though Chinese valuations might appear attractive on the surface. Over the coming quarters we expect continued Renminbi weakness, capital outflows to accelerate once again, and strains related to over indebtedness in China to become evident. While our preferred markets – India, Mexico, and the Philippines – are not the most attractively valued EM markets in aggregate, we have been able to initiate and add to existing positions at attractive discounts to our Fair Value estimates during times of volatility. On the whole, we feel much more comfortable owning high-quality businesses in markets that are consumption-oriented and have limited commodity or trade dependency on China, than we would if we owned a portfolio that was slightly cheaper, but much more exposed to the stressed macro environment that we fear.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND SHAREHOLDERS’ LETTER
(Unaudited)

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1,000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS SMALL COMPANY FUND JULY 31, 2016
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 23.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS MID CAP FUND JULY 31, 2016
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund, adjusted to reflect the distribution fees not paid by the Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 23.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS FOCUSED LARGE CAP VALUE FUND JULY 31, 2016
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on December 31, 2013.
†	As of November 28, 2015, the Fund’s benchmark changed from the Russell 3000 Index to the Russell 1000 Value Index to better reflect the Fund’s investment strategies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 23.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS EMERGING MARKETS FUND JULY 31, 2016
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 23.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JULY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Wolverine World Wide	2.92%
Integra LifeSciences Holdings	2.90%
LogMeIn	2.84%
Allied World Assurance Company Holdings	2.75%
John Wiley & Sons, Cl A	2.58%
CLARCOR	2.53%
TreeHouse Foods	2.49%
Endurance Specialty Holdings	2.48%
Snyder’s-Lance	2.30%
WEX	2.26%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Dover	2.68%
Flowers Foods	2.63%
Allied World Assurance Company Holdings	2.63%
Endurance Specialty Holdings	2.57%
Rockwell Automation	2.48%
St. Jude Medical	2.48%
WW Grainger	2.38%
PTC	2.27%
Red Hat	2.27%
WEX	2.27%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND
JULY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Diageo	5.45%
St. Jude Medical	5.11%
Wal-Mart Stores	5.03%
Berkshire Hathaway, Cl B	4.97%
US Bancorp	4.67%
Express Scripts Holding	4.49%
American International Group	4.49%
CVS Health	4.34%
QUALCOMM	4.24%
Amgen	3.39%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
JULY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Housing Development Finance	4.27%
Unilever	4.12%
Tencent Holdings	4.08%
Heineken	3.65%
HDFC Bank	3.20%
Arca Continental	2.77%
Techtronic Industries	2.77%
AIA Group	2.76%
Thai Beverage	2.75%
Alibaba Group Holding	2.70%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
JULY 31, 2016
(Unaudited)

COUNTRY ALLOCATION**

India	24.05%
China	20.52%
Mexico	14.73%
South Korea	8.02%
Netherlands	7.77%
Philippines	7.45%
Indonesia	3.71%
Thailand	2.75%
Peru	2.38%
Taiwan	2.09%
Chile	1.97%
Vietnam	1.94%
United States	1.59%
Russia	1.02%

**Percentages are based on total investments.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2016

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.2%
	Shares	Value
CONSUMER DISCRETIONARY — 9.4%
Buffalo Wild Wings*	80,000	$13,436,800
CST Brands	375,000	16,770,000
El Pollo Loco Holdings*	440,000	5,790,400
Hibbett Sports*	235,000	8,206,200
John Wiley & Sons, Cl A	500,000	28,850,000
Wolverine World Wide	1,335,000	32,694,150

		105,747,550

CONSUMER STAPLES — 7.8%
B&G Foods	180,000	9,286,200
Boston Beer, Cl A*	92,000	16,824,960
J&J Snack Foods	60,000	7,296,600
Snyder’s-Lance	750,000	25,695,000
TreeHouse Foods*	270,000	27,861,300

		86,964,060

ENERGY — 1.7%
Denbury Resources*	2,000,000	5,800,000
Forum Energy Technologies*	800,000	13,064,000

		18,864,000

FINANCIALS — 19.2%
Allied World Assurance Company Holdings	750,000	30,742,500
Argo Group International Holdings	325,000	16,864,250
Bryn Mawr Bank	310,000	9,092,300

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2016

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Community Bank System	300,000	$13,239,000
CVB Financial	855,000	14,064,750
Endurance Specialty Holdings	410,000	27,728,300
Financial Engines	600,000	15,834,000
First Financial Bankshares	365,000	12,472,050
German American Bancorp	101,900	3,464,600
Independent Bank	200,000	10,042,000
James River Group Holdings	15,000	504,900
Navigators Group	115,000	10,772,050
Prosperity Bancshares	255,000	13,027,950
Stock Yards Bancorp	254,400	7,514,976
UMB Financial	350,000	19,393,500
Washington Trust Bancorp	265,000	10,059,400

		214,816,526

HEALTH CARE — 20.1%
Abaxis	60,000	2,967,600
Aceto	265,000	6,813,150
Cantel Medical	205,000	13,724,750
Cardiovascular Systems*	485,000	9,510,850
Cepheid*	645,000	22,787,850
CONMED	475,000	19,304,000
Globus Medical, Cl A*	415,000	9,524,250
Halyard Health*	30,000	1,037,700
ICU Medical*	155,000	18,097,800
Insulet*	300,000	10,617,000
Integra LifeSciences Holdings*	385,000	32,443,950
Masimo*	300,000	15,891,000
Medidata Solutions*	370,000	19,665,500
NuVasive*	390,000	24,258,000
Omnicell*	449,100	17,371,188
Phibro Animal Health, Cl A	60,000	1,237,800

		225,252,388

INDUSTRIALS — 16.4%
Actuant, Cl A	600,000	14,250,000
Brady, Cl A	490,000	15,748,600

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2016

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — continued
CLARCOR	455,000	$28,328,300
Gorman-Rupp	170,000	4,605,300
John Bean Technologies	174,850	11,700,962
Landstar System	98,000	6,908,020
Lydall*	310,000	13,850,800
Manitowoc Foodservice*	295,000	5,410,300
Raven Industries	300,000	6,228,000
RBC Bearings*	180,000	13,685,400
Ritchie Bros Auctioneers	486,000	16,135,200
Standex International	171,400	15,220,320
TriMas*	950,000	16,976,500
Woodward	240,000	14,049,600

		183,097,302

INFORMATION TECHNOLOGY — 17.2%
Blackbaud	325,000	21,726,250
CommVault Systems*	250,000	12,935,000
Envestnet*	310,000	11,832,700
Fleetmatics Group*	160,000	6,873,600
Guidewire Software*	210,000	12,908,700
LogMeIn*	370,000	31,786,700
Mentor Graphics	515,000	11,000,400
NIC	545,000	12,709,400
PROS Holdings*	250,000	4,645,000
Qlik Technologies*	300,000	9,060,000
Qualys*	670,000	21,031,300
SPS Commerce*	164,250	10,400,310
WEX*	270,000	25,293,600

		192,202,960

MATERIALS — 3.4%
Balchem	100,000	6,387,000
H.B. Fuller	185,000	8,613,600
Innospec	275,000	13,824,250
Sensient Technologies	120,000	8,859,600

		37,684,450

TOTAL COMMON STOCK (Cost $759,494,225)		1,064,629,236

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2016

CASH EQUIVALENTS — 4.8%**
	Shares	Value
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.170%	44,173,424	$44,173,424
Fidelity Treasury Portfolio, Cl I, 0.200%	9,503,196	9,503,196

TOTAL CASH EQUIVALENTS (Cost $53,676,620)		53,676,620

TOTAL INVESTMENTS — 100.0% (Cost $813,170,845)		$1,118,305,856

Percentages are based on Net Assets of $1,118,316,949.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2016

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.5%
	Shares	Value
CONSUMER DISCRETIONARY — 7.8%
Advance Auto Parts	120,000	$20,383,200
Cabela’s*	125,000	6,453,750
CST Brands	205,000	9,167,600
John Wiley & Sons, Cl A	275,000	15,867,500
Sally Beauty Holdings*	635,000	18,624,550
Tupperware Brands	120,000	7,521,600

		78,018,200

CONSUMER STAPLES — 12.0%
Flowers Foods	1,450,000	26,665,500
JM Smucker	90,000	13,874,400
Mead Johnson Nutrition, Cl A	170,000	15,164,000
Molson Coors Brewing, Cl B	145,000	14,813,200
Snyder’s-Lance	420,000	14,389,200
TreeHouse Foods*	185,000	19,090,150
Whole Foods Market	560,000	17,068,800

		121,065,250

ENERGY — 1.8%
Core Laboratories	115,000	13,433,150
Denbury Resources	1,695,000	4,915,500

		18,348,650

FINANCIALS — 16.1%
Allied World Assurance Company Holdings	650,000	26,643,500
Arthur J. Gallagher	420,000	20,659,800

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2016

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Commerce Bancshares	390,000	$18,443,100
Cullen/Frost Bankers	315,000	21,385,350
Endurance Specialty Holdings	385,000	26,037,550
Northern Trust	320,000	21,628,800
Prosperity Bancshares	355,000	18,136,950
SVB Financial Group*	85,000	8,535,700

		161,470,750

HEALTH CARE — 22.4%
Align Technology*	160,000	14,264,000
C.R. Bard	70,000	15,661,100
Cepheid*	500,000	17,665,000
Cooper	120,000	21,896,400
DENTSPLY SIRONA	335,000	21,453,400
Edwards Lifesciences*	55,000	6,298,600
Integra LifeSciences Holdings*	135,000	11,376,450
Laboratory Corporation of America Holdings*	160,000	22,329,600
Medidata Solutions*	185,000	9,832,750
Mettler-Toledo International*	18,000	7,401,780
NuVasive*	165,000	10,263,000
St. Jude Medical	302,000	25,078,080
Steris	310,000	21,994,500
Teleflex	25,000	4,507,750
Waters*	95,000	15,098,350

		225,120,760

INDUSTRIALS — 15.1%
CLARCOR	230,000	14,319,800
Donaldson	375,000	13,548,750
Dover	380,000	27,143,400
Fastenal	240,000	10,260,000
IDEX	175,000	15,713,250
Parker-Hannifin	115,000	13,131,850
Rockwell Automation	220,000	25,168,000
Westinghouse Air Brake Technologies	130,000	8,905,000
WW Grainger	110,000	24,073,500

		152,263,550

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2016

COMMON STOCK — concluded
	Shares	Value
INFORMATION TECHNOLOGY — 18.0%
Akamai Technologies*	105,000	$5,305,650
ANSYS*	165,000	14,744,400
Blackbaud	85,000	5,682,250
Fortinet*	295,000	10,233,550
Guidewire Software*	160,000	9,835,200
Palo Alto Networks*	115,000	15,052,350
PTC*	580,000	23,043,400
Red Hat*	305,000	22,963,450
Splunk*	290,000	18,136,600
Synopsys*	160,000	8,665,600
WEX*	245,000	22,951,600
Workday, Cl A*	200,000	16,668,000
Xilinx	150,000	7,662,000

		180,944,050

MATERIALS — 1.3%
Aptargroup	165,000	12,899,700

TOTAL COMMON STOCK (Cost $803,047,441)		950,130,910

CASH EQUIVALENTS — 6.3%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.170%	60,831,766	60,831,766
Fidelity Treasury Portfolio, Cl I, 0.200%	2,258,949	2,258,949

TOTAL CASH EQUIVALENTS (Cost $63,090,715)		63,090,715

TOTAL INVESTMENTS — 100.8% (Cost $866,138,156)		$1,013,221,625

Percentages are based on Net Assets of $1,005,405,606.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2016.
Cl — Class

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND
JULY 31, 2016

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.5%
	Shares	Value
CONSUMER STAPLES — 19.2%
CVS Health	3,800	$352,336
Diageo ADR	3,800	442,853
Nestle ADR	1,800	144,414
Unilever ADR	4,500	210,645
Wal-Mart Stores	5,600	408,632

		1,558,880

ENERGY — 8.0%
Cameco	15,200	145,312
Phillips 66	3,300	250,998
Suncor Energy	9,500	255,645

		651,955

FINANCIALS — 22.5%
American Express	3,500	225,610
American International Group	6,700	364,748
Berkshire Hathaway, Cl B*	2,800	403,956
Chubb	1,700	212,942
US Bancorp	9,000	379,530
Wells Fargo	5,100	244,647

		1,831,433

HEALTH CARE — 22.3%
Amgen	1,600	275,248
Express Scripts Holding*	4,800	365,136
Gilead Sciences	3,300	262,251

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED LARGE CAP VALUE FUND
JULY 31, 2016

COMMON STOCK — concluded
	Shares	Value
HEALTH CARE — continued
Laboratory Corp of America Holdings*	1,200	$167,472
Perrigo	1,600	146,224
St. Jude Medical	5,000	415,200
Teva Pharmaceutical Industries ADR	3,500	187,250

		1,818,781

INFORMATION TECHNOLOGY — 13.0%
International Business Machines	950	152,589
Oracle	4,500	184,680
PayPal Holdings*	5,200	193,648
PTC*	4,500	178,785
QUALCOMM	5,500	344,190

		1,053,892

MATERIALS — 5.5%
Monsanto	2,000	213,540
Potash Corp of Saskatchewan	15,000	234,000

		447,540

TOTAL COMMON STOCK (Cost $7,363,347)		7,362,481

CASH EQUIVALENTS — 9.4%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.170%	582,337	582,337
Fidelity Treasury Portfolio, Cl I, 0.200%	181,353	181,353

TOTAL CASH EQUIVALENTS (Cost $763,690)		763,690

TOTAL INVESTMENTS — 99.9% (Cost $8,127,037)		$8,126,171

Percentages are based on Net Assets of $8,138,166.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2016.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
JULY 31, 2016

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%
	Shares	Value
CHILE — 1.9%
Cia Cervecerias Unidas ADR	2,900	$66,323

CHINA — 20.1%
AIA Group	15,000	92,881
Alibaba Group Holding ADR*	1,100	90,728
Baidu ADR*	300	47,880
JD.com ADR*	1,900	41,135
Sands China	14,000	53,402
Shenzhou International Group Holdings	11,800	62,194
Techtronic Industries	22,000	93,132
Tencent Holdings	5,700	136,992
Yum! Brands	800	71,536

		689,880

INDIA — 23.5%
Axis Bank	7,700	62,781
Britannia Industries	1,700	74,456
Divi’s Laboratories	4,500	80,514
Godrej Consumer Products	1,400	33,248
HDFC Bank	4,900	107,532
Housing Development Finance	7,000	143,636
Infosys ADR	3,000	49,290
Marico	9,000	38,191
Maruti Suzuki India	680	48,297
Nestle India	600	64,388
Sun Pharmaceutical Industries	4,500	55,755

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
JULY 31, 2016

COMMON STOCK — continued
	Shares	Value
INDIA — continued
Vakrangee	18,000	$50,411

		808,499

INDONESIA — 3.6%
Bank Mandiri Persero	45,000	34,699
Indofood CBP Sukses Makmur	84,000	55,151
PT Matahari Department Store	23,000	34,987

		124,837

MEXICO — 14.4%
Alsea	15,000	53,630
Arca Continental	14,500	93,260
Banregio Grupo Financiero	9,024	51,644
El Puerto de Liverpool	4,000	38,478
Gruma, Cl B	4,000	57,628
Grupo Aeroportuario del Centro Norte, Cl B	5,500	34,256
Grupo Bimbo, Ser A	22,000	65,789
Nemak (A)	37,000	42,062
Wal-Mart de Mexico	25,600	58,478

		495,225

NETHERLANDS — 7.6%
Heineken	1,300	122,753
Unilever ADR	3,000	138,360

		261,113

PERU — 2.3%
Credicorp	500	80,165

PHILIPPINES — 7.3%
D&L Industries	340,000	71,666
Jollibee Foods	12,800	69,285
Security Bank	7,500	34,865
Universal Robina	17,500	74,443

		250,259

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
JULY 31, 2016

COMMON STOCK — concluded
	Shares	Value
RUSSIA — 1.0%
Moscow Exchange MICEX-RTS PJSC	20,000	$34,291

SOUTH KOREA — 7.8%
Hanmi Pharmaceutical	75	40,910
Hanssem	400	61,420
LG Household & Health Care	70	62,992
NAVER	90	57,046
NCsoft	210	47,056

		269,424

TAIWAN — 2.0%
Taiwan Semiconductor Manufacturing	13,000	70,247

THAILAND — 2.7%
Thai Beverage	120,000	92,473

UNITED STATES — 1.6%
International Flavors & Fragrances	400	53,300

VIETNAM — 1.9%
Vietnam Dairy Products JSC	9,200	65,187

TOTAL COMMON STOCK (Cost $3,007,029)		3,361,223

TOTAL INVESTMENTS — 97.7% (Cost $3,007,029)		$3,361,223

Percentages are based on Net Assets of $3,441,403.
* Non-income producing security.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of such securities as of July 31, 2016 was $42,062, or 1.2% of total Net Assets.

ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company
PJSC — Public Joint Stock Company
Ser — Series

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Focused Large Cap Value Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $813,170,845, $866,138,156, $8,127,037 and $3,007,029, respectively)	$1,118,305,856	$1,013,221,625	$8,126,171	$3,361,223
Foreign Currency, at Value (Cost $—, $—, $— and $70,525, respectively)	—	—	—	70,534
Receivable for Capital Shares Sold	941,287	11,685,827	—	—
Receivable for Investment Securities Sold	1,359,146	—	205,803	29,479
Receivable for Dividends	254,258	172,504	10,368	2,355
Reclaim Receivable	36,400	34,895	—	89
Receivable from Advisor	344	—	12,884	18,527
Prepaid Expenses	13,334	30,000	7,272	3,838

Total Assets	1,120,910,625	1,025,144,851	8,362,498	3,486,045

Liabilities:
Payable for Investment Securities Purchased	504,175	18,208,530	174,640	—
Payable due to Distributor	246,710	129,423	1,605	460
Payable due to Transfer Agent	377,169	283,713	6,363	4,963
Payable due to Administrator	62,526	52,850	465	197
Payable due to Trustees	3,758	3,026	28	12
Chief Compliance Officer Fees Payable	1,409	1,135	11	5
Payable for Capital Shares Redeemed	498,232	380,964	28,861	—
Payable due to Investment Adviser	835,182	627,496	4,145	3,206
Payable to Custodian	—	—	—	24,462
Other Accrued Expenses	64,515	52,108	8,214	11,337

Total Liabilities	2,593,676	19,739,245	224,332	44,642

Net Assets	$1,118,316,949	$1,005,405,606	$8,138,166	$3,441,403

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Focused Large Cap Value Fund	Champlain Emerging Markets Fund
NET ASSETS CONSIST OF:
Paid-in Capital	$815,506,482	$842,038,828	$8,181,136	$3,788,756
Undistributed Net Investment Income (Accumulated Net Investment Loss)	(3,622,726)	338,954	53,616	(44,985)
Accumulated Net Realized Gain (Loss)	1,298,182	15,944,355	(95,720)	(656,807)
Net Unrealized Appreciation (Depreciation) on Investments	305,135,011	147,083,469	(866)	354,194
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	245

Net Assets	$1,118,316,949	$1,005,405,606	$8,138,166	$3,441,403

ADVISOR SHARES:
Net Assets	$1,118,316,949	$614,997,573	$8,138,166	$3,441,403
Shares Issued and Outstanding (unlimited authorization — no par value)	63,055,269	41,415,575	821,889	415,012
Net Asset Value, Offering and Redemption Price Per Share	$17.74	$14.85	$9.90	$8.29

INSTITUTIONAL SHARES:
Net Assets	N/A	$390,408,033	N/A	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	N/A	25,943,579	N/A	N/A
Net Asset Value, Offering and Redemption Price Per Share	N/A	$15.05	N/A	N/A

Amounts designated as “—” are $0.
N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2016

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Focused Large Cap Value Fund
Investment Income
Dividends	$12,834,218	$9,922,054	$195,029
Less: Foreign Taxes Withheld	(16,784)	(50,868)	(5,215)

Total Investment Income	12,817,434	9,871,186	189,814

Expenses
Investment Advisory Fees	11,069,065	6,067,323	46,427
Distribution Fees — Advisor Shares	3,074,737	1,338,827	18,841
Administration Fees	829,968	512,401	5,092
Trustees’ Fees	19,564	12,318	122
Chief Compliance Officer Fees	5,704	3,867	367
Transfer Agent Fees	2,039,374	1,011,610	35,205
Professional Fees	95,466	67,404	644
Printing Fees	95,095	45,613	18,573
Custodian Fees	56,122	26,909	4,110
Registration Fees	32,817	52,727	16,399
Insurance and Other Expenses	29,342	17,369	1,078

Total Expenses	17,347,254	9,156,368	146,858

Less: Advisory Fees Waived	(135,545)	—	(62,754)
Fees Paid Indirectly(1)	(25,200)	(13,327)	(3)

Net Expenses	17,186,509	9,143,041	84,101

Net Investment Income (Loss)	(4,369,075)	728,145	105,713

Net Realized Gain (Loss) on Investments	16,774,170	18,870,010	(95,719)
Net Change in Unrealized Appreciation (Depreciation) on Investments	327,587	47,565,905	179,233

Net Realized and Unrealized Gain on Investments	17,101,757	66,435,915	83,514

Net Increase in Net Assets Resulting from Operations	$12,732,682	$67,164,060	$189,227

Amounts designated as “—” are $0.
(1) See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR OR PERIOD
ENDED
JULY 31, 2016

STATEMENTS OF OPERATIONS — continued

	Champlain Emerging Markets Fund
	Ten Month Period Ended July 31, 2016†	Year Ended September 30, 2015
Investment Income
Dividends	$40,793	$30,034
Less: Foreign Taxes Withheld	(3,105)	(3,588)

Total Investment Income	37,688	26,446

Expenses
Investment Advisory Fees	27,428	33,729
Administration Fees	17,378	123,438
Distribution Fees — Advisor Shares	6,008	6,246
Chief Compliance Officer Fees	2,547	20,017
Trustees’ Fees	129	1,551
Professional Fees	26,025	27,761
Transfer Agent Fees	26,896	41,503
Printing Fees	25,756	1,894
Registration Fees	18,306	7,486
Custodian Fees	12,630	14,217
Offering Costs	—	56,593
Insurance and Other Expenses	2,766	15,406

Total Expenses	165,869	349,841

Less: Advisory Fees Waived	(27,428)	(33,729)
Reimbursement from Advisor	(99,007)	(269,891)
Fees Paid Indirectly(1)	(6)	—

Net Expenses	39,428	46,221

Net Investment Loss	(1,740)	(19,775)

Net Realized Loss on Investments	(152,261)	(322,797)
Net Realized Loss on Foreign Currency Transactions	(45,263)	(188,486)

Net Realized Loss	(197,524)	(511,283)

Net Change in Unrealized Appreciation (Depreciation) on Investments	579,655	(180,510)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities Denominated in Foreign Currencies	322	(77)

Net Change in Unrealized Appreciation (Depreciation)	579,977	(180,587)

Net Realized and Unrealized Gain (Loss) on Investments	382,453	(691,870)

Net Increase (Decrease) in Net Assets Resulting from Operations	$380,713	$(711,645)

Amounts designated as “—” are $0.
(1)	See Note 4 in Notes to Financial Statements.
†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Loss	$(4,369,075)	$(7,413,541)
Net Realized Gain on Investments	16,774,170	56,488,908
Net Change in Unrealized Appreciation (Depreciation) on Investments	327,587	113,540,345

Net Increase in Net Assets Resulting from Operations	12,732,682	162,615,712

Dividends and Distributions from:
Net Realized Gain	(36,919,240)	(79,707,878)

Total Dividends and Distributions	(36,919,240)	(79,707,878)

Capital Share Transactions(1):
Issued	183,950,460	341,262,734
Reinvestment of Distributions	36,037,529	77,230,970
Redeemed	(588,480,735)	(278,657,781)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(368,492,746)	139,835,923

Total Increase (Decrease) in Net Assets	(392,679,304)	222,743,757

Net Assets:
Beginning of Year	1,510,996,253	1,288,252,496

End of Year (including accumulated net investment loss of $(3,622,726) and $0, respectively)	$1,118,316,949	$1,510,996,253

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income (Loss)	$728,145	$(266,223)
Net Realized Gain on Investments	18,870,010	79,386,583
Net Change in Unrealized Appreciation (Depreciation) on Investments	47,565,905	(7,684,797)

Net Increase in Net Assets Resulting from Operations	67,164,060	71,435,563

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(363,834)	—
Net Realized Gain:
Advisor Shares	(41,584,318)	(54,621,536)
Institutional Shares	(15,163,987)	(14,245,491)

Total Dividends and Distributions	(57,112,139)	(68,867,027)

Capital Share Transactions(1):
Advisor Shares:
Issued	203,371,832	116,267,790
Reinvestment of Distributions	39,595,827	51,753,765
Redeemed	(158,772,994)	(213,239,083)

Increase (Decrease) from Advisor Shares Capital Share Transactions	84,194,665	(45,217,528)

Institutional Shares:
Issued	292,687,142	57,455,656
Reinvestment of Distributions	15,121,450	13,551,923
Redeemed	(75,836,077)	(47,469,402)

Increase from Institutional Shares Capital Share Transactions	231,972,515	23,538,177

Net Increase (Decrease) in Net Assets from Capital Share Transactions	316,167,180	(21,679,351)

Total Increase (Decrease) in Net Assets	326,219,101	(19,110,815)

Net Assets:
Beginning of Year	679,186,505	698,297,320

End of Year (including undistributed net investment income of $338,954 and $0, respectively)	$1,005,405,606	$679,186,505

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income	$105,713	$86,830
Net Realized Gain (Loss) on Investments	(95,719)	466,271
Net Change in Unrealized Appreciation (Depreciation) on Investments	179,233	(528,639)

Net Increase in Net Assets Resulting from Operations	189,227	24,462

Dividends and Distributions from:
Net Investment Income:
Advisor Shares	(108,764)	(57,230)
Net Realized Gain:
Advisor Shares	(361,410)	(281,209)

Total Dividends and Distributions	(470,174)	(338,439)

Capital Share Transactions(1):
Advisor Shares:
Issued	522,461	920,742
Reinvestment of Distributions	470,172	338,439
Redeemed	(381,341)	(391,399)

Net Increase in Net Assets from Capital Share Transactions	611,292	867,782

Total Increase in Net Assets	330,345	553,805

Net Assets:
Beginning of Year	7,807,821	7,254,016

End of Year (including undistributed net investment income of $53,616 and $56,768, respectively)	$8,138,166	$7,807,821

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Ten Month Period Ended July 31, 2016(1)†	Year Ended September 30, 2015	Period Ended September 30, 2014(2)
Operations:
Net Investment Loss	$(1,740)	$(19,775)	$(1,913)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(197,524)	(511,283)	2,989
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currency	579,977	(180,587)	(44,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	380,713	(711,645)	(43,875)

Dividends and Distributions from:
Net Investment Income	—	(2,251)	—

Total Dividends and Distributions	—	(2,251)	—

Capital Share Transactions(3):
Advisor Shares:
Issued	831,211	1,127,790	2,070,937
Reinvestment of Distributions	—	2,251	—
Redeemed	(213,728)	—	—

Net Increase in Net Assets from Capital Share Transactions	617,483	1,130,041	2,070,937

Total Increase in Net Assets	998,196	416,145	2,027,062

Net Assets:
Beginning of Period	2,443,207	2,027,062	—

End of Period (including undistributed (distributions in excess of) net investment income (accumulated net investment loss) of $(44,985), $(11,615) and $1,420, respectively)	$3,441,403	$2,443,207	$2,027,062

(1)	October 1, 2015 to July 31, 2016 (See Note 1).
(2)	Commenced Operations on September 9, 2014.
(3)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.
†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Advisor Shares
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012
Net Asset Value, Beginning of Year	$17.08	$16.05	$16.82	$14.22		$15.35

Income (Loss) from Operations:
Net Investment Loss(1)	(0.06)	(0.09)	(0.09)	(0.02)		(0.08)
Net Realized and Unrealized Gain on Investments	1.14	2.15	1.06	4.24		0.22

Total from Operations	1.08	2.06	0.97	4.22		0.14

Dividends and Distributions from:
Net Investment Income	—	—	—	—		—
Net Realized Gains	(0.42)	(1.03)	(1.74)	(1.62)		(1.27)

Total Dividends and Distributions	(0.42)	(1.03)	(1.74)	(1.62)		(1.27)

Net Asset Value, End of Year	$17.74	$17.08	$16.05	$16.82		$14.22

Total Return†	6.68%††	13.04%	5.70%	32.52%		1.38%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,118,317	$1,510,996	$1,288,252	$1,095,764		$778,619
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.40%	1.38%	1.36%	1.38	%(2)	1.40	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.41%	1.38%	1.36%	1.38%		1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.36)%	(0.54)%	(0.55)%	(0.11)%		(0.52)%
Portfolio Turnover Rate	27%	37%	36%	50%		37%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012
Net Asset Value, Beginning of Year	$14.89	$14.92		$14.29		$11.33	$11.78

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	—	(0.01)		(0.03)		(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.54		1.90		3.51	(0.08	)(2)

Total from Operations	1.06	1.53		1.87		3.50	(0.10)

Dividends and Distributions from:
Net Investment Income	—	—		—		—	—
Net Realized Gains	(1.10)	(1.56)		(1.24)		(0.54)	(0.35)

Total Dividends and Distributions	(1.10)	(1.56)		(1.24)		(0.54)	(0.35)

Net Asset Value, End of Year	$14.85	$14.89		$14.92		$14.29	$11.33

Total Return†	8.22%	10.65%		13.65%		32.00%††	(0.67	)%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$614,998	$526,649		$568,782		$509,234	$340,611
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.28%	1.29	%(3)	1.30	%(3)	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.28%	1.28%		1.29%		1.30%	1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	(0.09)%		(0.21)%		(0.06)%	(0.20)%
Portfolio Turnover Rate	40%	46%		52%		50%	41%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)

The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.

(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares
	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012
Net Asset Value, Beginning of Year	$15.07	$15.05		$14.37		$11.37	$11.79

Income (Loss) from Operations:
Net Investment Income(1)	0.04	0.02		0.01		0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.56		1.91		3.53	(0.08	)(2)

Total from Operations	1.10	1.58		1.92		3.55	(0.07)

Dividends and Distributions from:
Net Investment Income	(0.02)	—		—		(0.01)	—
Net Realized Gains	(1.10)	(1.56)		(1.24)		(0.54)	(0.35)

Total Dividends and Distributions	(1.12)	(1.56)		(1.24)		(0.55)	(0.35)

Net Asset Value, End of Year	$15.05	$15.07		$15.05		$14.37	$11.37

Total Return†	8.45%	10.91%		13.94%		32.41%††	(0.41	)%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$390,408	$152,537		$129,515		$105,152	$63,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.03%	1.04	%(3)	1.05	%(3)	1.05%	1.05%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.03%	1.03%		1.04%		1.06%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.26%	0.16%		0.04%		0.19%	0.05%
Portfolio Turnover Rate	40%	46%		52%		50%	41%

†

Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)

The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/

redemptions of fund shares.

(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014(1)
Net Asset Value, Beginning of Period	$10.36	$10.81	$10.00

Income from Operations:
Net Investment Income(2)	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.03	(0.09)	0.77

Total from Operations	0.16	0.03	0.81

Dividends and Distributions from:
Net Investment Income	(0.14)	(0.08)	—
Net Realized Gains	(0.48)	(0.40)	—

Total Dividends and Distributions	(0.62)	(0.48)	—

Net Asset Value, End of Period	$9.90	$10.36	$10.81

Total Return†	2.12%	0.29%	8.10	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$8,138	$7,808	$7,254
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.12%	1.15%	1.15	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.95%	1.88%	2.38	%*
Ratio of Net Investment Income to Average Net Assets	1.40%	1.14%	0.74	%*
Portfolio Turnover Rate	62%	38%	16	%††

†

Total return would have been lower had certain expenses not been waived and assumed by the

Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	Commenced operations on December 31, 2013.
(2)	Per share amount calculated using average shares.
*	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Ten Month Period Ended July 31, 2016(1)(2)		Year Ended September 30, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Period	$7.36		$9.79	$10.00

Income from Operations:
Net Investment Loss(4)	—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.93		(2.35)	(0.20)

Total from Operations	0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	—		(0.01)	—
Net Realized Gains	—		—	—

Total Dividends and Distributions	—		(0.01)	—

Net Asset Value, End of Period	$8.29		$7.36	$9.79

Total Return†	12.64	%††	(24.75)%	(2.10	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.63	%*	1.85%	1.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	6.86	%*	14.00%	34.14	%*
Ratio of Net Investment Loss to Average Net Assets	(0.07	)%*	(0.79)%	(1.82	)%*
Portfolio Turnover Rate	66	%††	104%	0	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amount calculated using average shares.
*	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-nine funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund, Champlain Focused Large Cap Value Fund (formerly Champlain All Cap Fund) and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” with the exception of the Champlain Emerging Markets Fund which is classified as “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion, the Champlain Focused Large Cap Value Fund invests primarily (at least 80%) in equity securities and the Champlain Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain Focused Large Cap Value Fund commenced operations on December 31, 2013. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Champlain Emerging Markets Fund has changed its fiscal year end to July 31, 2016.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2016, there were no fair valued securities held by the Funds.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

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• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2016, each of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Champlain Emerging Markets Fund	Common Stock
Beginning Balance as of September 30, 2015	$33,664
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in appreciation/ (depreciation)	(269)
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	(33,395)

Ending Balance as of July 31, 2016	$—

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(269)

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the Champlain Emerging Markets Fund, for the period ended July 31, 2016, securities with a total value of $1,432,583 transferred from Level 2 to Level 1 as a result

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of previous fair valuation of foreign equity securities. There were no other significant transfers between Level 1 and Level 2 assets for the period ended July 31, 2016.

For the year or period ended July 31, 2016, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2016, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of

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foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For the year or period ended July 31, 2016, the Funds did not enter into any forward foreign currency contracts.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include

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regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2016, Small Company Fund, Mid Cap Fund and Focused Large Cap Value Fund were charged $829,968, $512,401 and $5,092 for these services, respectively. For the period October 1, 2015 to November 15, 2015, the Emerging Markets Fund was charged $15,960 by the previous administrator, ALPS Fund Services, Inc. For the period November 16, 2015 to July 31, 2016, the Emerging Markets Fund was charged $1,418 by the Administrator.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year or period ended July 31, 2016, the Small Cap Fund earned credits of $25,200, the Mid Cap Fund earned credits of $13,327, the Focused Large Cap Value Fund earned credits of $3 and the Emerging Markets Fund earned credits of $6 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Cap Fund, Mid Cap Fund and Focused Large Cap Value Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90%, 0.80%, 0.60% and 1.10% of the Small Company Fund, Mid Cap Fund, Focused Large Cap Value Fund and Emerging Markets Fund’s average daily net assets, respectively. Prior to November 28, 2015, the management fee for the Focused Large Cap Value Fund and Emerging Markets Fund was 0.65% and 1.35%, respectively. The

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JULY 31, 2016

Adviser has contractually agreed to limit the total expenses of the Small Company Fund –Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Focused Large Cap Value Fund – Advisor Shares and Emerging Markets Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.40%, 1.30%, 1.05%, 1.10% and 1.60% of the Funds’ respective average daily net assets through November 16, 2017 for the Emerging Markets Fund and November 30, 2016 for the Mid Cap Fund, Small Company Fund and Focused Large Cap Value Fund. Prior to November 28, 2015, the expense cap for Focused Large Cap Value Fund’s Advisor Shares was 1.15% and the expense cap for Emerging Markets Fund’s Advisor Shares was 1.85%. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At July 31, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until July 31:	Small Company Fund	Mid Cap Fund	Focused Large Cap Value Fund	Emerging Markets Fund
7/31/13-7/31/14	2017	$—	$—	$45,116	$—
7/31/14-7/31/15	2018	—	—	55,731	—
9/30/14-9/30/15	2018	—	—	—	75,709
9/30/15-7/31/16	2019	—	—	—	126,435
7/31/15-7/31/16	2019	135,545	—	62,754	—

		$135,545	$—	$163,601	$202,144

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended July 31, 2016	Year Ended July 31, 2015
Advisor Shares
Issued	11,618,183	20,363,571
Reinvestment of Distributions	2,316,032	4,677,829
Redeemed	(39,349,474)	(16,842,654)

Net Increase (Decrease) in Shares Outstanding	(25,415,259)	8,198,746

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Champlain Mid Cap Fund	Year Ended July 31, 2016	Year Ended July 31, 2015
Advisor Shares
Issued	14,556,748	7,806,272
Reinvestment of Distributions	3,057,588	3,614,090
Redeemed	(11,562,666)	(14,166,374)

Net Advisor Shares Capital Share Transactions	6,051,670	(2,746,012)

Institutional Shares
Issued	20,071,228	3,786,151
Reinvestment of Distributions	1,151,759	937,201
Redeemed	(5,403,265)	(3,206,576)

Net Institutional Shares Capital Share Transactions	15,819,722	1,516,776

Net Increase (Decrease) in Shares Outstanding	21,871,392	(1,229,236)

Champlain Focused Large Cap Value Fund	Year Ended July 31, 2016	Year Ended July 31, 2015
Advisor Shares
Issued	56,480	87,050
Reinvestment of Distributions	51,967	32,249
Redeemed	(40,001)	(37,014)

Net Increase in Shares Outstanding	68,446	82,285

Champlain Emerging Markets Fund	Ten Month Period Ended July 31, 2016†	Year Ended September 30, 2015	Period Ended September 30, 2014††
Advisor Shares
Issued	109,921	124,551	207,105
Reinvestment of Distributions	—	259	—
Redeemed	(26,824)	—	—

Net Increase in Shares Outstanding	83,097	124,810	207,105

† On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

†† Commenced operations on September 9, 2014.

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7. INVESTMENT TRANSACTIONS:

For the year or period ended July 31, 2016, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$323,975,469	$727,061,990
Champlain Mid Cap Fund	504,066,992	294,245,061
Champlain Focused Large Cap Value Fund	4,413,887	4,333,487
Champlain Emerging Markets Fund*	2,447,888	1,861,991
* Represents purchases and sales in the fund from October 1, 2015 to July 31, 2016.

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences which are attributable to foreign currency translations, net investment losses and utilization of earnings and profits on shareholder redemptions have been reclassified to/from the following accounts during the fiscal year ended or period ended July 31, 2016:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Loss	Increase (Decrease) Paid in Capital
Small Company Fund	$746,349	$(2,586,986)	$1,840,637
Mid Cap Fund	(25,357)	(1,580,420)	1,605,777
Focused Large Cap Value Fund	(101)	101	—
Emerging Markets Fund	(31,630)	45,262	(13,632)

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The tax character of dividends and distributions declared during the years ended July 31, 2016, July 31, 2015 and the period ended September 30, 2014 for the Emerging Markets Fund, were as follows was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2016	$6,563,528	$30,355,712	$—	$36,919,240
2015	4,189,435	75,518,443	—	79,707,878
Mid Cap Fund
2016	7,221,822	49,890,317	—	57,112,139
2015	14,327,207	54,539,820	—	68,867,027
Focused Large Cap Value Fund
2016	253,962	216,212	—	470,174
2015	338,439	—	—	338,439
Emerging Markets Fund
2016	—	—	—	—
2015	2,251	—	—	2,251
2014	—	—	—	—

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2016, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Focused Large Cap Value Fund	Emerging Markets Fund
Undistributed Ordinary Income	$—	$8,465,304	$53,616	$—
Undistributed Long-Term Capital Gain	9,643,967	12,999,753	—	—
Late-Year Loss Deferral	(3,622,725)	—	—	(19,776)
Capital Loss Carryforwards	—	—	(95,720)	(513,399)
Post-October Losses	—	—	—	(143,408)
Unrealized Appreciation (Depreciation)	296,789,225	141,901,721	(866)	329,230

Total Distributable Earnings (Accumulated Losses)	$302,810,467	$163,366,778	$(42,970)	$(347,353)

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Post-October capital losses represent capital losses realized on investment transactions from November 1, 2015 through July 31, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through July 31, 2016 and specified losses realized on investment transactions from November 1, 2015 through July 31, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Focused Large Cap Value Fund	$—	$(95,720)	$(95,720)
Emerging Markets Fund	(486,928)	(26,471)	(513,399)

For Federal income tax purposes, the cost of securities owned at July 31, 2016 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2016 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Company Fund	$821,516,631	$323,464,033	$(26,674,808)	$296,789,225
Mid Cap Fund	871,319,904	153,457,365	(11,555,644)	141,901,721

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	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Focused Large Cap Value Fund	$8,127,037	$458,891	$(459,757)	$(866)
Emerging Markets Fund	3,032,238	408,535	(79,550)	328,985

9. CONCENTRATION OF RISKS:

Champlain Emerging Markets Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover securities of many issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

10. OTHER:

At July 31, 2016, 43% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; 27% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 58% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; 93% of the total shares outstanding of the Focused Large Cap Value Fund Advisor Shares were held by one shareholder; and 82% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by three shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million uncommitted, senior secured line of credit, which have expiration dates of February 15, 2017. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs.

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Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of and for the year ended July 31, 2016, there were no borrowings outstanding.

12. CHANGES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS:

Due to the reorganization of the Predecessor Fund into the Champlain Emerging Markets Fund, the Fund has selected Ernst & Young, LLP (“EY”) to serve as the Fund’s independent registered public accounting firm for the fiscal year ended July 31, 2016. The decision to select EY was recommended by the Fund’s Audit Committee on November 16, 2015 and was approved by the Fund’s Board of Trustees on November 16, 2015. During the Predecessor Fund’s fiscal year ended September 30, 2015, the period September 9, 2014 (commencement of operations) to September 30, 2014, and the subsequent interim period ended November 13, 2015, neither the Predecessor Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Predecessor Fund or the Fund’s Board of Trustees with the performance of the Predecessor Fund’s prior independent registered public accounting firm, KPMG LLP (“KPMG”). The decision not to renew the engagement of KPMG, effective upon its completion of its audit for the fiscal year ended September 30, 2015 and subsequent reorganization, and to select EY was recommended by the Funds’ Audit Committee and approved by the Fund’s Board of Trustees. KPMG’s reports on the Predecessor Fund’s financial statements for the fiscal year ended September 30, 2015 and the period September 9, 2014 (commencement of operations) to September 30, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Predecessor Fund’s fiscal year ended September 30, 2015, the period September 9, 2014 (commencement of operations) to September 30, 2014, and the subsequent interim period ended November 13, 2015, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

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13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Effective September 1, 2016, the management fee for the Emerging Markets Fund will be 1.00%.

Small Company Fund – Institutional Shares commenced operations on August 31, 2016.

Effective September 1, 2016, the expense cap for Focused Large Cap Value Fund – Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares and Emerging Markets Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) will be 0.75%, 1.20%, 0.95%, 1.30%, 1.05% and 1.50%.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE ADVISORS’ INNER CIRCLE FUND II AND SHAREHOLDERS OF THE CHAMPLAIN FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Champlain Small Company Fund, Champlain Mid Cap Fund, Champlain Focused Large Cap Value Fund and Champlain Emerging Markets Fund (four of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein with regard to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Focused Large Cap Value Fund, and the related statement of operations, statement of changes in net assets and the financial highlights for the ten-month period then ended with regard to the Champlain Emerging Markets Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations, statements of changes in net assets and financial highlights for each of the periods presented through September 30, 2015 of the Champlain Emerging Markets Fund were audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Champlain Small Company Fund, Champlain Mid Cap Fund, Champlain Focused Large Cap Value Fund and Champlain Emerging Markets Fund (four of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein with regard to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Focused Large Cap Value Fund, and the results of operations, changes in net assets and the financial highlights for the ten-month period then ended with regard to the Champlain Emerging Markets Fund, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2016

73	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 76 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Unless otherwise noted, the business address if each Trustee is SEI investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

74	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-330-1111. The following chart lists Trustees and Officers as of July 31, 2016.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisor’s Inner Circle Fund III, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund, Winton Diversified Opportunities Fund, Ltd., Gallery Trust. SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of the SEI Alpha Strategy Portfolio, L.P. to 2013.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

75	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3,4] (continued)
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 60 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

76	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

77	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
GEORGE J. SULLIVAN, JR. 73 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 51 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 32 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III, Winton Series Trust since 2014, Winton Diversified Opportunities Fund since 2015 and Gallery Trust since 2016.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

78	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

Other Directorships Held by Board Members[4]

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

79	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3,4] (continued)
DIANNE M. DESCOTEAUX 39 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 35 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 36 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

80	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

Other Directorships Held by Officer[4]

None.
None.
None.
None.

81	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2016 to July 31, 2016.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

82	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/16	Ending Account Value 07/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$1,226.00	1.39%	$7.69
Hypothetical 5% Return	$1,000.00	$1,017.95	1.39%	$6.97
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,199.50	1.27%	$6.95
Institutional	$1,000.00	$1,201.10	1.03%	$5.64
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.55	1.27%	$6.37
Institutional	$1,000.00	$1,019.74	1.03%	$5.17
Champlain Focused Large Cap Value Fund
Actual Fund Return	$1,000.00	$1,128.80	1.10%	$5.82
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Champlain Emerging Markets Fund
Actual Fund Return	$1,000.00	$1,117.30	1.60%	$8.42
Hypothetical 5% Return	$1,000.00	$1,016.91	1.60%	$8.02

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 182/366 (to reflect one-half year period).

83	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2016 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2016 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	83.39%	16.61%	100.00%	100.00%	100.00%	0.00%	100.00%
Champlain Mid Cap Fund	86.62%	13.38%	100.00%	81.28%	83.11%	0.00%	100.00%
Champlain Focused Large Cap Value Fund	45.99%	54.01%	100.00%	63.64%	63.49%	0.00%	100.00%
Champlain Emerging Markets Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

84	CHAMPLAIN INVESTMENT	PARTNERS

NOTES

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$414,870	N/A	N/A	$497,660	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $11,500 and $10,800 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 6, 2016